                                                                   EXHIBIT 10.95

                     SUPPLEMENTAL INDENTURE TO BE DELIVERED
                          BY GUARANTEEING SUBSIDIARIES

     Supplemental Indenture (this "Supplemental Indenture"), dated as of August
5, 2004, among L-3 Communications Corporation (or its permitted successor), a
Delaware corporation (the "Company"), each a direct or indirect subsidiary of the Company signatory hereto (each, a "Guaranteeing Subsidiary", and collectively, the "Guaranteeing Subsidiaries"), and The Bank of New York, as
trustee under the indenture referred to below (the "Trustee").

                               W I T N E S S E T H
                               - - - - - - - - - -

         WHEREAS, the Company has heretofore executed and delivered to the
Trustee an indenture (the "Indenture"), dated as of May 21, 2003 providing for the issuance of an unlimited amount of 6 1/8% Senior Subordinated Notes due 2013
(the "Notes");

         WHEREAS, the Indenture provides that under certain circumstances the
Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall unconditionally guarantee all of the Company's Obligations (as defined in the
Indenture) under the Notes and the Indenture on the terms and conditions set forth herein (the "Subsidiary Guarantee"); and

         WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the
Guaranteeing Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

         1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

         2. AGREEMENT TO GUARANTEE. Each Guaranteeing Subsidiary hereby agrees as follows:

            (a)   Such Guaranteeing Subsidiary, jointly and severally with all other current and future guarantors of the Notes
                  (collectively, the "Guarantors" and each, a "Guarantor"),
                  unconditionally guarantees to each Holder of a Note
                  authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, regardless of the validity and enforceability of the Indenture, the Notes or the Obligations
                  of the Company under the Indenture or the Notes, that:

                  (i)   the principal of, premium, interest and Additional
                        Amounts, if any, on the Notes will be promptly paid in
                        full when due, whether at maturity, by acceleration,
                        redemption or otherwise, and interest on the overdue
                        principal of,

                        premium, interest and Additional Amounts, if any, on the
                        Notes, to the extent lawful, and all other Obligations
                        of the Company to the Holders or the Trustee thereunder
                        or under the Indenture will be promptly paid in full,
                        all in accordance with the terms thereof; and

                  (ii)  in case of any extension of time for payment or renewal of any Notes or any of such other Obligations, that the
                        same will be promptly paid in full when due in
                        accordance with the terms of the extension or renewal,
                        whether at stated maturity, by acceleration or
                        otherwise.

            (b)   Notwithstanding the foregoing, in the event that this
                  Subsidiary Guarantee would constitute or result in a violation of any applicable fraudulent conveyance or similar law of any relevant jurisdiction, the liability of such Guaranteeing
                  Subsidiary under this Supplemental Indenture and its
                  Subsidiary Guarantee shall be reduced to the maximum amount permissible under such fraudulent conveyance or similar law.

         3. EXECUTION AND DELIVERY OF SUBSIDIARY GUARANTEES.

            (a)   To evidence its Subsidiary Guarantee set forth in this
                  Supplemental Indenture, such Guaranteeing Subsidiary hereby agrees that a notation of such Subsidiary Guarantee
                  substantially in the form of Exhibit F to the Indenture shall be endorsed by an officer of such Guaranteeing Subsidiary on each Note authenticated and delivered by the Trustee after the date hereof.

            (b)   Notwithstanding the foregoing, such Guaranteeing Subsidiary hereby agrees that its Subsidiary Guarantee set forth herein shall remain in full force and effect notwithstanding any
                  failure to endorse on each Note a notation of such Subsidiary
                  Guarantee.

            (c)   If an Officer whose signature is on this Supplemental
                  Indenture or on the Subsidiary Guarantee no longer holds that office at the time the Trustee authenticates the Note on which a Subsidiary Guarantee is endorsed, the Subsidiary Guarantee shall be valid nevertheless.

            (d)   The delivery of any Note by the Trustee, after the
                  authentication thereof under the Indenture, shall constitute due delivery of the Subsidiary Guarantee set forth in this
                  Supplemental Indenture on behalf of each Guaranteeing
                  Subsidiary.

            (e)   Each Guaranteeing Subsidiary hereby agrees that its
                  Obligations hereunder shall be unconditional, regardless of the validity, regularity or enforceability of the Notes or the
                  Indenture, the

                  absence of any action to enforce the same, any waiver or
                  consent by any Holder of the Notes with respect to any
                  provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

            (f)   Each Guaranteeing Subsidiary hereby waives diligence,
                  presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company,
                  protest, notice and all demands whatsoever and covenants that its Subsidiary Guarantee made pursuant to this Supplemental
                  Indenture will not be discharged except by complete
                  performance of the Obligations contained in the Notes and the
                  Indenture.

            (g)   If any Holder or the Trustee is required by any court or
                  otherwise to return to the Company or any Guaranteeing
                  Subsidiary, or any custodian, Trustee, liquidator or other similar official acting in relation to either the Company or such Guaranteeing Subsidiary, any amount paid by either to the
                  Trustee or such Holder, the Subsidiary Guarantee made pursuant to this Supplemental Indenture, to the extent theretofore
                  discharged, shall be reinstated in full force and effect.

            (h)   Each Guaranteeing Subsidiary agrees that it shall not be
                  entitled to any right of subrogation in relation to the
                  Holders in respect of any Obligations guaranteed hereby until payment in full of all Obligations guaranteed hereby. Each
                  Guaranteeing Subsidiary further agrees that, as between such
                  Guaranteeing Subsidiary, on the one hand, and the Holders and the Trustee, on the other hand:

                  (i)   the maturity of the Obligations guaranteed hereby may be
                        accelerated as provided in Article 6 of the Indenture
                        for the purposes of the Subsidiary Guarantee made
                        pursuant to this Supplemental Indenture, notwithstanding
                        any stay, injunction or other prohibition preventing
                        such acceleration in respect of the Obligations
                        guaranteed hereby; and

                  (ii)  in the event of any declaration of acceleration of such
                        Obligations as provided in Article 6 of the Indenture,
                        such Obligations (whether or not due and payable) shall
                        forthwith become due and payable by such Guaranteeing
                        Subsidiary for the purpose of the Subsidiary Guarantee
                        made pursuant to this Supplemental Indenture.

            (i)   Each Guaranteeing Subsidiary shall have the right to seek
                  contribution from any other non-paying Guaranteeing Subsidiary so long as the exercise of such right does not impair the
                  rights of the Holders or the Trustee under the Subsidiary
                  Guarantee made pursuant to this Supplemental Indenture.

         4. GUARANTEEING SUBSIDIARY MAY CONSOLIDATE, ETC. ON CERTAIN TERMS.

            (a)   Except as set forth in Articles 4 and 5 of the Indenture,
                  nothing contained in the Indenture, this Supplemental
                  Indenture or in the Notes shall prevent any consolidation or merger of any Guaranteeing Subsidiary with or into the Company or any other Guarantor or shall prevent any transfer, sale or conveyance of the property of any Guaranteeing Subsidiary as an entirety or substantially as an entirety, to the Company or any other Guarantor.

            (b)   Except as set forth in Article 4 and 5 of the Indenture,
                  nothing contained in the Indenture, this Supplemental
                  Indenture or in the Notes shall prevent any consolidation or merger of any Guaranteeing Subsidiary with or into a
                  corporation or corporations other than the Company or any
                  other Guarantor (in each case, whether or not affiliated with the Guaranteeing Subsidiary), or successive consolidations or mergers in which a Guaranteeing Subsidiary or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance of the property of any Guaranteeing
                  Subsidiary as an entirety or substantially as an entirety, to a corporation other than the Company or any other Guarantor
                  (in each case, whether or not affiliated with the Guaranteeing
                  Subsidiary) authorized to acquire and operate the same;
                  provided, however, that each Guaranteeing Subsidiary hereby covenants and agrees that (i) subject to the Indenture, upon any such consolidation, merger, sale or conveyance, the due and punctual performance and observance of all of the
                  covenants and conditions of the Indenture and this
                  Supplemental Indenture to be performed by such Guaranteeing
                  Subsidiaries, shall be expressly assumed (in the event that such Guaranteeing Subsidiary is not the surviving corporation in the merger), by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee, by the corporation formed by such consolidation, or into which such
                  Guaranteeing Subsidiary shall have been merged, or by the
                  corporation which shall have acquired such property and (ii)
                  immediately after giving effect to such consolidation, merger, sale or conveyance no Default or Event of Default exists.

            (c)   In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor corporation, by
                  supplemental indenture, executed and delivered to the Trustee
                  and

                  satisfactory in form to the Trustee, of the Subsidiary
                  Guarantee made pursuant to this Supplemental Indenture and the due and punctual performance of all of the covenants and
                  conditions of the Indenture and this Supplemental Indenture to be performed by such Guaranteeing Subsidiary, such successor corporation shall succeed to and be substituted for such
                  Guaranteeing Subsidiary with the same effect as if it had been named herein as the Guaranteeing Subsidiary. Such successor corporation thereupon may cause to be signed any or all of the
                  Subsidiary Guarantees to be endorsed upon the Notes issuable under the Indenture which theretofore shall not have been
                  signed by the Company and delivered to the Trustee. All the
                  Subsidiary Guarantees so issued shall in all respects have the same legal rank and benefit under the Indenture and this
                  Supplemental Indenture as the Subsidiary Guarantees
                  theretofore and thereafter issued in accordance with the terms of the Indenture and this Supplemental Indenture as though all of such Subsidiary Guarantees had been issued at the date of the execution hereof.

         5. RELEASES.

            (a)   Concurrently with any sale of assets (including, if
                  applicable, all of the Capital Stock of a Guaranteeing
                  Subsidiary), all Liens, if any, in favor of the Trustee in the assets sold thereby shall be released; provided that in the event of an Asset Sale, the Net Proceeds from such sale or other disposition are treated in accordance with the
                  provisions of Section 4.10 of the Indenture. If the assets sold in such sale or other disposition include all or
                  substantially all of the assets of a Guaranteeing Subsidiary or all of the Capital Stock of a Guaranteeing Subsidiary, then the Guaranteeing Subsidiary (in the event of a sale or other disposition of all of the Capital Stock of such Guaranteeing
                  Subsidiary) or the Person acquiring the property (in the event of a sale or other disposition of all or substantially all of the assets of such Guaranteeing Subsidiary) shall be released from and relieved of its Obligations under this Supplemental
                  Indenture and its Subsidiary Guarantee made pursuant hereto;
                  provided that in the event of an Asset Sale, the Net Proceeds from such sale or other disposition are treated in accordance with the provisions of Section 4.10 of the Indenture. Upon delivery by the Company to the Trustee of an Officers'
                  Certificate to the effect that such sale or other disposition was made by the Company or the Guaranteeing Subsidiary, as the case may be, in accordance with the provisions of the
                  Indenture and this Supplemental Indenture, including without limitation, Section 4.10 of the Indenture, the Trustee shall execute any documents reasonably required in order to evidence the release of the Guaranteeing Subsidiary from its
                  Obligations under this Supplemental Indenture

                  and its Subsidiary Guarantee made pursuant hereto. If the
                  Guaranteeing Subsidiary is not released from its obligations under its Subsidiary Guarantee, it shall remain liable for the full amount of principal of and interest on the Notes and for the other obligations of such Guaranteeing Subsidiary under the Indenture as provided in this Supplemental Indenture.

            (b)   Upon the designation of a Guaranteeing Subsidiary as an
                  Unrestricted Subsidiary in accordance with the terms of the
                  Indenture, such Guaranteeing Subsidiary shall be released and relieved of its Obligations under its Subsidiary Guarantee and this Supplemental Indenture. Upon delivery by the Company to the Trustee of an Officers' Certificate and an Opinion of
                  Counsel to the effect that such designation of such
                  Guaranteeing Subsidiary as an Unrestricted Subsidiary was made by the Company in accordance with the provisions of the
                  Indenture, including without limitation Section 4.07 of the
                  Indenture, the Trustee shall execute any documents reasonably required in order to evidence the release of such Guaranteeing
                  Subsidiary from its Obligations under its Subsidiary
                  Guarantee. Any Guaranteeing Subsidiary not released from its
                  Obligations under its Subsidiary Guarantee shall remain liable for the full amount of principal of and interest on the Notes and for the other Obligations of any Guaranteeing Subsidiary under the Indenture as provided herein.

            (c)   Each Guaranteeing Subsidiary shall be released and relieved of its obligations under this Supplemental Indenture in
                  accordance with, and subject to, Section 4.18 of the
                  Indenture.

         6. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, stockholder or agent of any Guaranteeing
Subsidiary, as such, shall have any liability for any Obligations of the Company or any Guaranteeing Subsidiary under the Notes, any Subsidiary Guarantees, the
Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such Obligations or their creation. Each Holder of the
Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the SEC that such a waiver is against public policy.

         7. SUBORDINATION OF SUBSIDIARY GUARANTEES; ANTI-LAYERING. No
Guaranteeing Subsidiary shall incur, create, issue, assume, guarantee or otherwise become liable for any Indebtedness that is subordinate or junior in right of payment to any Senior Debt of a Guaranteeing Subsidiary and senior in any respect in right of payment to any of the Subsidiary Guarantees.
Notwithstanding the foregoing sentence, the Subsidiary Guarantee of each
Guaranteeing Subsidiary shall be subordinated to the prior payment in full of all Senior Debt of that Guaranteeing Subsidiary (in the same manner and to the same extent that the Notes are subordinated to Senior Debt), which shall include all guarantees of Senior Debt.

         8. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         9. COUNTERPARTS. The parties may sign any number of copies of this
Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         10. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

         11. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental
Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the Company.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed, all as of the date first above written.

Dated: August 5, 2004               L-3 COMMUNICATIONS CORPORATION

                                    By: /s/ Christopher C. Cambria
                                        ----------------------------------------
                                        Name:  Christopher C. Cambria
                                        Title: Senior Vice President, Secretary
                                               and General Counsel

Dated: August 5, 2004         APCOM, INC., a Maryland corporation
                              BROADCAST SPORTS INC., a Delaware corporation
                              ELECTRODYNAMICS, INC., an Arizona corporation
                              HENSCHEL INC., a Delaware corporation
                              HYGIENETICS ENVIRONMENTAL SERVICES, INC., a
                                Delaware corporation
                              INTERSTATE ELECTRONICS CORPORATION, a California
                                corporation
                              KDI PRECISION PRODUCTS, INC., a Delaware
                                corporation
                              L-3 COMMUNICATIONS AEROMET, INC., an Oregon
                                corporation
                              L-3 COMMUNICATIONS VERTEX AEROSPACE LLC, a
                                Delaware limited liability company
                              L-3 COMMUNICATIONS AIS GP CORPORATION, a Delaware
                                corporation
                              L-3 COMMUNICATIONS AVIONICS SYSTEMS, INC., a
                                Delaware corporation
                              L-3 COMMUNICATIONS AVYSIS CORPORATION, a Texas
                                corporation
                              L-3 COMMUNICATIONS AYDIN CORPORATION, a Delaware
                                corporation
                              L-3 COMMUNICATIONS CSI, INC., a California
                                corporation
                              L-3 COMMUNICATIONS ESSCO, INC., a Delaware
                                corporation
                              L-3 COMMUNICATIONS FLIGHT INTERNATIONAL AVIATION
                                LLC, a Delaware limited liability company
                              L-3 COMMUNICATIONS FLIGHT CAPITAL LLC, a Delaware
                                limited liability company
                              L-3 COMMUNICATIONS GOVERNMENT SERVICES, INC., a
                                Virginia corporation
                              L-3 COMMUNICATIONS ILEX SYSTEMS, INC., a Delaware
                                corporation
                              L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P., a
                                Delaware limited partnership
                              L-3 COMMUNICATIONS INVESTMENTS INC., a Delaware
                                corporation
                              L-3 COMMUNICATIONS KLEIN ASSOCIATES, INC., a
                                Delaware corporation
                              L-3 COMMUNICATIONS MAS (US) CORPORATION, a
                                Delaware corporation
                              L-3 COMMUNICATIONS SECURITY AND DETECTION SYSTEMS,
                                INC., a Delaware corporation
                              L-3 COMMUNICATIONS SECURITY SYSTEMS CORPORATION, a
                                Delaware corporation
                              L-3 COMMUNICATIONS STORM CONTROL SYSTEMS, INC., a
                                California corporation

                              L-3 COMMUNICATIONS VECTOR INTERNATIONAL AVIATION
                                LLC, a Delaware limited liability company
                              L-3 COMMUNICATIONS WESTWOOD CORPORATION, a Nevada
                                corporation
                              MCTI ACQUISITION CORPORATION, a Maryland
                                corporation
                              MICRODYNE COMMUNICATIONS TECHNOLOGIES
                                INCORPORATED, a Maryland corporation
                              MICRODYNE CORPORATION, a Maryland corporation
                              MICRODYNE OUTSOURCING INCORPORATED, a Maryland
                                corporation
                              MPRI, INC., a Delaware corporation
                              PAC ORD INC., a Delaware corporation
                              POWER PARAGON, INC., a Delaware corporation
                              SHIP ANALYTICS, INC., a Connecticut corporation
                              SHIP ANALYTICS INTERNATIONAL, INC., a Delaware
                                corporation
                              SHIP ANALYTICS USA, INC., a Connecticut
                                corporation
                              SPD ELECTRICAL SYSTEMS, INC., a Delaware
                                corporation
                              SPD SWITCHGEAR INC., a Delaware corporation
                              SYCOLEMAN CORPORATION, a Florida corporation
                              TROLL TECHNOLOGY CORPORATION, a California
                                corporation
                              WESCAM AIR OPS INC., a Delaware corporation
                              WESCAM AIR OPS LLC, a Delaware limited liability
                                company
                              WESCAM HOLDINGS (US) INC., a Delaware corporation
                              WESCAM INCORPORATED, a Florida corporation
                              WESCAM LLC, a Delaware limited liability company
                              WESCAM SONOMA INC., a California corporation
                              WOLF COACH, INC., a Massachusetts corporation As
                                Guaranteeing Subsidiaries

                                   By: /s/ Christopher C. Cambria
                                       --------------------------
                                       Name:  Christopher C. Cambria
                                       Title: Vice President, Secretary

Dated: August 5, 2004                     THE BANK OF NEW YORK,
                                          as Trustee

                                          By: /s/ Robert A. Massimillo
                                              ------------------------
                                              Name:  Robert A. Massimillo
                                              Title: Vice President